UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2022 (November 15, 2022)

COLICITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40095	85-3526440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Carillon Point

Kirkland, WA 98033

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 278-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	COLIU	The Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	COLI	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	COLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 15, 2022, Colicity Inc. filed a preliminary proxy statement relating to a special meeting of stockholders to approve an amendment to Colicity Inc.’s certificate of incorporation which would, if implemented, allow Colicity Inc. to unwind and redeem all of its outstanding public shares prior to December 30, 2022, in advance of the contractual termination date of February 26, 2023. The Colicity Inc. board of directors has established November 21, 2022 as the record date for the special meeting. Stockholders of record of Colicity Inc. as of the close of business on the record date will be entitled to notice of and to vote at the special meeting.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the proposed early unwind of Colicity Inc. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the receipt of the requisite stockholder approval to effect this proposed transaction. These forward-looking statements speak only as of the date of Current Report on Form 8-K, and Colicity Inc. expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Colicity Inc., including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, for risks and uncertainties related to Colicity Inc.’s business which may affect the statements made in this Current Report on Form 8-K.

Additional Information

Nothing in the foregoing communication shall constitute a solicitation to buy or an offer to sell any of Colicity Inc.’s securities. Colicity Inc.’s stockholders and other investors are urged to read the proxy statement (a preliminary filing of which has been made with the Securities and Exchange Commission (the “SEC”)) because it will contain important information relating to the foregoing. Copies of Colicity Inc.’s SEC filings are available free of charge at the SEC’s website (http://www.sec.gov).

Participants in a Solicitation

The directors and executive officers of Colicity Inc. and other persons may be deemed to be participants in the solicitation of proxies in respect of any proposals to be vote on at the special meeting. Information regarding the directors and executive officers of Colicity Inc. is available in its preliminary proxy statement, which was filed with the SEC on November 15, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be available in the proxy materials regarding the proposed transaction (a preliminary filing of which has been made with the SEC). Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLICITY INC.

	By:	/s/ Craig O. McCaw
	Name:	Craig O. McCaw
	Title:	Chief Executive Officer and President (Principal Executive Officer)
Date: November 15, 2022